UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 16, 2021

Shell Midstream Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-36710	46-5223743
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

150 N. Dairy Ashford, Houston, Texas 77079

(Address of principal executive offices and zip code)

(832) 337-2034

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units, Representing Limited Partner Interests	SHLX	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (*230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (*240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

2021 Ten Year Fixed Facility

On March 16, 2021, Shell Midstream Partners, L.P. (the “Partnership”) and Shell Treasury Center (West) Inc. (“STCW”), an affiliate of the Partnership, entered into a ten-year fixed rate credit facility with a borrowing capacity of $600 million (the “2021 Ten Year Fixed Facility”). The 2021 Ten Year Fixed Facility bears an interest rate of 2.96% per annum and matures on March 16, 2031. There was no issuance fee associated with the 2021 Ten Year Fixed Facility. The 2021 Ten Year Fixed Facility contains customary representations, warranties, covenants and events of default, the occurrence of which would permit the lender to accelerate the maturity date of amounts borrowed under the 2021 Ten Year Fixed Facility. The 2021 Ten Year Fixed Facility will be fully drawn on or about March 23, 2021 and the borrowings will be used to repay the borrowings under, and replace, the Partnership’s five-year fixed rate facility with STCW due March 1, 2022 (the “Five Year Fixed Facility”). In consideration for STCW’s consent to the early prepayment of the Five Year Fixed Facility, the Partnership incurred a payment of $1.7 million, which will be paid on or about March 23, 2021. The Five Year Fixed Facility will automatically terminate in connection with the early prepayment.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the 2021 Ten Year Fixed Facility, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 regarding the 2021 Ten Year Fixed Facility is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Number	Description

10.1	Shell Midstream Partners, L.P. Loan Facility Agreement, dated March 16, 2021, between Shell Midstream Partners, L.P., as the Borrower, and Shell Treasury Center (West) Inc., as the Lender.

104	Cover Page Interactive Data File – the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHELL MIDSTREAM PARTNERS, L.P.

By:	Shell Midstream Partners GP LLC, its general partner

By:	/s/ Lori M. Muratta
Lori M. Muratta
Vice President, General Counsel and Secretary

Date: March 18, 2021